UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/06/2007

International Securities Exchange Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32435

Delaware	20-5219710
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

60 Broad Street, New York, NY 10004
(Address of principal executive offices, including zip code)

212-943-2400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On November 6, 2007, the International Securities Exchange Holdings, Inc. ("ISE") announced its results of operations for the third quarter ended September 30, 2007. A copy of the related press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 6, 2007, the Board of Directors of ISE (the "Board") formally elected a new Chairman and Chief Executive Officer, in accordance with ISE's executive succession plan announced earlier this year. David Krell, a co-founder of ISE, will retire from his position as President and Chief Executive Officer and will become Chairman of the Board effective January 1, 2008. Frank J. Jones, Ph.D. will step down as Chairman of ISE, but will remain on the Board. The Board elected Gary Katz, also a co-founder of ISE and currently ISE's Chief Operating Officer, to serve as President and Chief Executive Officer effective January 1, 2008. Mr. Katz will also join the Board commensurate with his new position as Chief Executive Officer. Mr. Katz has been Chief Operating Officer of ISE since 2001. There are no family relationships between Mr. Katz and any officers or directors of ISE.

A copy of the related press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

99.1 Press release dated November 6, 2007, announcing financial results for the third quarter ended September 30, 2007.

99.2 Press release dated November 7, 2007, announcing that the Board of Directors of ISE has elected David Krell, ISE's President and CEO, as Chairman, and Gary Katz, currently ISE's COO, as CEO, effective January 1, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Securities Exchange Holdings, Inc.

Date: November 07, 2007	By:	/s/ Michael J. Simon
Michael J. Simon
Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated November 6, 2007, announcing financial results for the third quarter ended September 30, 2007.
EX-99.2
Press release dated November 7, 2007, announcing that the Board of Directors of ISE has elected David Krell, ISE's President and CEO, as Chairman, and Gary Katz, currently ISE's COO, as CEO, effective January 1, 2008.